S
ECOND
A
MENDMENT TO
A
MENDED AND
R
ESTATED
C
REDIT
A
GREEMENT
This Second Amendment to Amended and

Restated Credit Agreement (herein, this
“Amendment” )
is entered into as of March 25, 2025 (the “Effective Date” ), between C
AL
-M
AINE
F
OODS
, I
NC
., a Delaware
corporation (the “Borrower”
), the

direct and

indirect Wholly-owned

Domestic Subsidiaries

of the

Borrower
from time to

time party to

the Credit

Agreement (as hereinafter

defined), as

Guarantors, the

several financial
institutions from

time to time

party to the

Credit Agreement, as

Lenders, and

BMO
B
ANK

N.A. (formerly
known as BMO Harris Bank N.A.), as administrative agent (the “ Administrative Agent ”).
P
RELIMINARY
S
TATEMENTS

A.

The

Borrower,

Lenders

and

the

Administrative

Agent

previously

entered

into

a

certain
Amended

and

Restated

Credit

Agreement,

dated

as

of

November 15,

2021

(as

amended,

restated,
supplemented or modified

from time to

time, the
“Credit Agreement”
).

All capitalized terms

used herein
without definition shall have the same meanings herein as such terms have in the Credit Agreement.

B.

The Borrower and

the Lenders have

agreed to amend

the Credit Agreement

on the terms

and
conditions set forth in this Amendment.
N
OW
, T
HEREFORE
,
for

good

and

valuable

consideration,

the

receipt

and

sufficiency

of

which

is
hereby acknowledged, the parties hereto agree as follows:
S
ECTION

1.

A
MENDMENTS
.
Upon the satisfaction of the

conditions precedent set forth in

Section 2 below, the Credit Agreement
shall be and hereby is amended, effective as of the Effective Date, as follows:

1.1.

All

references

to

“BMO

Harris

Bank

N.A.”

in

the

Credit

Agreement

and

the

other

Loan
Documents are hereby

replaced with

references to “BMO

Bank N.A. (formerly

known as BMO

Harris Bank
N.A.)”.

1.2.

The

definition

of

“Change

of

Control”

in

Section

1.1

of

the

Credit

Agreement

is

hereby
amended and restated in its entirety to read as follows:

“
Change of Control
” means (I) prior to the Conversion, Fred R. Adams

Jr., his spouse, natural
children, sons-in-law or grandchildren, or any trust, guardianship, conservatorship or custodianship for the

primary benefit

of any

of the

foregoing, or

any family

limited partnership,

similar limited
liability company

or other

entity that

100% of

voting control

of such

entity,

is held

by any

of the
foregoing, cease at any

time and for any

reason (including death or

incapacity) to own, legally

and
beneficially, at

least 50% of the votes represented by the

Voting

Stock of the Borrower, and

(II) on
and after the

Conversion, any of

(a) the acquisition

by any “person”

or “group” (as

such terms are
used in

sections 13(d) and

14(d) of

the Securities Exchange

Act of 1934,

as amended)

at any

time
of beneficial ownership

of 30.0% or

more of the

outstanding capital stock

or other equity

interests
of the Borrower on a fully-diluted

basis, (b) the failure of

individuals who are members of

the board
of directors (or similar governing body) of the Borrower on the Second Amendment Effective Date
(together with any new or

replacement directors whose initial nomination

for election was approved
by a majority

of the directors

who were either

directors on the

Second Amendment Effective

Date
or previously

so approved)

to constitute

a majority

of the

board of

directors (or

similar governing
body) of the Borrower,

or (c) any “Change of

Control” (or words of like import),

as defined in any
agreement

or

indenture

relating

to

any

issue

of

Material

Indebtedness

of

any

Loan

Party

or

any
Subsidiary of a Loan Party, shall occur.

1.3.

The following new defined

terms are hereby added

to Section 1.1 of

the Credit Agreement in
the appropriate alphabetical order to read as follows:

“Conversion”

means

the date

upon which

all

Class A

Shares

(as

defined in

the Conversion
Agreement) are converted to Common Shares (as defined in

the Conversion Agreement) under and
in accordance with

the terms specified

in the Conversion

Agreement.

Evidence of the

Conversion
shall be provided to the Administrative Agent.

“Conversion

Agreement”
means

that

certain

Agreement

Regarding

Conversion

dated

as

of
February

25, 2025

among

the

Borrower,

DLNL,

LLC, a

Delaware

limited liability

company

(the
“ Daughters’ LLC
”), and each member of the Daughters’ LLC,

as such agreement may be amended
from time to time with notice to the Administrative Agent.

“ Second Amendment Effective Date ” means, March 25, 2025.

1.4.

Schedule

6.2 to

the Credit

Agreement shall

be and

hereby

is amended,

effective

as of

the
Effective

Date,

by

deleting

such

Schedule

6.2

in

its

entirety

and

substituting

therefor

the

Schedule

6.2
attached hereto as Exhibit A.
S
ECTION
2.

C
ONDITIONS
P
RECEDENT
.
The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

2.1.

The Borrower, Administrative Agent and Lenders shall have executed and delivered this Amendment.
S
ECTION
3.

R
EPRESENTATIONS
.
In order to

induce the Administrative

Agent and

the Lenders to

execute and

deliver this Amendment,
each Loan

Party hereby

represents to

the Administrative

Agent and

the Lenders

that as

of the

date hereof
(a) the representations and warranties

set forth in Section

6 of the Credit Agreement

and in the other

Loan
Documents are and shall be and

remain true and correct and (b)

each Loan Party is in compliance

with the
terms and conditions of the Credit Agreement and in the other Loan Documents and no Default or Event of
Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this
Amendment.
S
ECTION
4.

M
ISCELLANEOUS
.

4.1.

Each Loan Party heretofore executed and delivered to the Administrative Agent the Collateral
Documents to which it is a party.

Each Loan Party hereby acknowledges and agrees that the Liens created
and

provided

for

by

the

Collateral

Documents

continue

to

secure,

among

other

things,

the

Obligations
arising

under

the

Credit

Agreement

as

amended

hereby.

The

Collateral

Documents

and

the

rights

and
remedies of

the Administrative

Agent thereunder,

the Obligations

of the

Loan Parties

thereunder,

and the
Liens created and provided for

thereunder remain in full force

and effect and shall not be

affected, impaired
or discharged hereby.

Nothing herein contained

shall in any

manner affect or impair

the priority of

the liens
and security

interests created

and provided

for by

the Collateral

Documents as

to the

indebtedness which
would be secured thereby prior to giving effect to this Amendment.

4.2.

Except as

specifically amended

herein, the

Credit Agreement

and the

other Loan

Documents
shall continue in full

force and effect

in accordance with its

original terms.

Reference to this Amendment
need

not

be

made

in

the

Credit

Agreement,

the

Note,

or

any

other

instrument

or

document

executed

in
connection

therewith,

or

in

any

certificate,

letter

or

communication

issued

or

made

pursuant

to

or

with
respect to the

Credit Agreement, any

reference in any

of such items

to the Credit

Agreement being

sufficient
to refer to the Credit Agreement as amended hereby.

4.3.

The

Borrower

agrees

to

pay

on

demand

all

costs

and

expenses

of

or

incurred

by

the
Administrative

Agent

in

connection

with

the

negotiation,

preparation,

execution

and

delivery

of

this
Amendment, including the fees and expenses of counsel for the Administrative Agent.

4.4.

This Amendment may be executed in any number of counterparts, and by the different parties
on

different

counterpart

signature

pages,

all

of

which

taken

together

shall

constitute

one

and

the

same
agreement.

Any of

the parties

hereto may

execute this

Amendment by

signing any

such counterpart

and
each

of

such

counterparts

shall

for

all

purposes

be

deemed

to

be

an

original.

Delivery

of

a

counterpart
hereof by facsimile transmission

or by e-mail transmission

of an Adobe portable

document format file (also
known

as

a

“PDF”

file)

shall

be

effective

as

delivery

of

a

manually

executed

counterpart

hereof.

THIS
AMENDMENT

AND

THE

RIGHTS

AND

DUTIES

OF

THE

PARTIES

HERETO,

SHALL

BE
CONSTRUED

AND

DETERMINED

IN

ACCORDANCE

WITH

THE

LAWS

OF

THE

STATE

OF
ILLINOIS WITHOUT

REGARD TO

CONFLICTS OF

LAW

PRINCIPLES THAT

WOULD REQUIRE
APPLICATION

OF THE LAWS OF ANOTHER JURISDICTION.
[S
IGNATURE
P
AGE TO
F
OLLOW
]

This Second Amendment to Amended and Restated Credit Agreement is

entered into as of the date
and year first above written.
“B
ORROWER
”
C
AL
-M
AINE
F
OODS
, I
NC
.
By /s/ Max Bowman

______________________

Name: Max Bowman __________________

Title: VP-CFO

_______________________

“G
UARANTORS
”
A
MERICAN
E
GG
P
RODUCTS
, LLC
By /s/ Max Bowman

______________________

Max Bowman
Vice President – Chief Financial Officer

of
Cal-Maine Foods, Inc.
B
ENTON
C
OUNTY
F
OODS
, LLC
By /s/ Max Bowman

______________________

Max Bowman
Vice President – Chief Financial Officer

of
Cal-Maine Foods, Inc.
W
HARTON
C
OUNTY
F
OODS
, LLC
By /s/ Max Bowman

______________________

Max Bowman
Vice President – Chief Financial Officer

of
Cal-Maine Foods, Inc.

S
OUTH
T
EXAS
A
PPLICATORS
, I
NC
.
By /s/ Max Bowman

______________________

Max Bowman
Vice President – Chief Financial Officer

of
Cal-Maine Foods, Inc.
C
AL
-M
AINE
R
EAL
E
STATE
LLC
By /s/ Max Bowman

______________________

Max Bowman
Vice President – Chief Financial Officer

of
Cal-Maine Foods, Inc.
T
EXAS
E
GG
P
RODUCTS
, LLC
By /s/ Max Bowman

______________________

Max Bowman
Vice President – Chief Financial Officer

of
Cal-Maine Foods, Inc.

“A
DMINISTRATIVE
A
GENT AND
L/C I
SSUER
”
BMO B
ANK
N.A. (formerly known as BMO Harris Bank
N.A.), as Administrative Agent and L/C Issuer
By /s/ David J. Bechstein __________________

Name: David J. Bechstein

Title: Director

“L
ENDERS
”
BMO B
ANK
N.A. (formerly known as BMO Harris Bank
N.A.)
By: /s/ David J. Bechstein

_________________

Name: David J. Bechstein

Title: Director

G
REEN
S
TONE
F
ARM
C
REDIT
S
ERVICES
, ACA
By /s/ Curtis Flammini ____________________

Name Curtis Flammini

__________________

Title VP Capital Markets Lending

_________

A
G
F
IRST
F
ARM
C
REDIT
B
ANK
By /s/ Creighton Culvern __________________

Name Creighton Culvern

________________

Title AVP ____________________________

C
OMPEER
F
INANCIAL
, ACA
By /s/ Jeremy Voigts

_____________________

Name Jeremy Voigts

___________________

Title Director, Capital Markets

___________

F
ARM
C
REDIT
B
ANK OF
T
EXAS
By /s/ Katrina Lange

______________________

Name Katrina Lange

___________________

Title VP Director Capital Markets

_________

Exhibit A

S
CHEDULE

6.2
S
UBSIDIARIES
N
AME
J
URISDICTION OF
O
RGANIZATION
P
ERCENTAGE
O
WNERSHIP
American Egg Products, LLC Georgia 100%
Texas Egg Products, LLC Texas Borrower 78.2%
Wharton County Foods, LLC
21.8%
Benton County Foods, LLC Arkansas 100%
South Texas Applicators, Inc. Delaware 100%
Wharton County Foods, LLC Texas 100%
Cal-Maine Real Estate LLC Mississippi 100%